UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2006

INTERNATIONAL BANCSHARES CORPORATION
(Exact Name of registrant as specified in its charter)

Texas	0-9439	74-2157138
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

1200 San Bernardo, Laredo, Texas		78040-1359
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code   (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c )  under the Exchange Act (17 CFR 240.13e-4 ( c))

Item 7.01 - Regulation FD Disclosure

On November 3, 2006, International Bancshares Corporation issued a news release announcing that on November 2, 2006, its board of directors authorized IBC to extend the termination date of its stock repurchase program.  The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

All of the information furnished in Item 7.01 of this report and the accompanying exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
DENNIS E. NIXON, President,
and Chief Executive Officer

Date: November 3, 2006

EXHIBIT INDEX

99	News Release of International Bancshares Corporation dated November 3, 2006.